UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 30, 2008

1st INDEPENDENCE FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26570	61-1284899
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8620 Biggin Hill Lane
Louisville, Kentucky		40220-4117
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (502) 753-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 2.02.              Results of Operations and Financial Condition.

On July 30, 2008, 1st Independence Financial Group, Inc. issued a press release announcing certain financial results for its second quarter ended June 30, 2008.  The press release is furnished with this report as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits.

(c)                 Exhibits.

Exhibit Number                                Description of Exhibit

99.1	Press Release of 1st Independence Financial Group, Inc. dated July 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 30, 2008	1st Independence Financial Group, Inc.

	By:	/s/ N. William White
N. William White
President and Chief Executive Officer

2

INDEX TO EXHIBITS

Exhibit
Number                                                                             Description

99.1	Press Release of 1st Independence Financial Group, Inc. dated July 30, 2008